SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES

EXCHANGE ACT OF 1934

(Amendment No.     )

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.	Definitive Information Statement

JOLLEY MARKETING, INC.

(Name of Registrant as Specified in Its Charter)

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JOLLEY MARKETING, INC.

664 South Alvey Drive

Mapleton, UT  84664

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INFORMATION STATEMENT

This information statement is being furnished in connection with action taken by shareholders holding a majority of the voting power of our Company.  On June 9, 2011, shareholders owning or holding proxies to vote 15,100,000 shares, or approximately 83.4% of the total outstanding shares on such date, approved an amendment to our articles of incorporation to increase the authorized number of common shares from 200,000,000 to 600,000,000.  The amendment to the articles of incorporation will be effective twenty days following the mailing of this information statement.

There will not be a meeting of shareholders and none is required under Nevada General Corporation Law when an action has been approved by written consent of the holders of a majority of the outstanding shares of our Common Stock.

This information statement is first being mailed on or about June ______, 2011, to the holders of our outstanding Common Stock as of June 9, 2011, the date the shareholder written consents were signed and delivered to us.

We will pay all costs associated with the distribution of this Definitive Information Statement, including the costs of printing and mailing.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Definitive Information Statement to the beneficial owners of our common stock.

Throughout this Information Statement, unless otherwise designated, the terms “we,” “us,” “our,” “the Company,” “our Company,” and “Jolley” refer to Jolley Marketing, Inc., a Nevada corporation.   The term “Common Stock” refers to the Common Stock of the Company, par value $0.001.

AMENDMENT TO THE ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES

The Board of Directors and the shareholders owning or voting a majority of the Common Stock have approved the increase in the number of common shares authorized from 200,000,000 to 600,000,000 by means of an amendment to Article IV of our Articles of Incorporation.  This amendment will have no effect on our issued and outstanding shares of Common Stock.

Management believes the increase in the number of authorized shares would afford us the flexibility of issuing a higher percentage of equity than debt in connection with a potential transaction.  Potential transactions could involve, among other things, issuing shares of the Company’s Common Stock in order to finance and fund a merger or acquisition, to collateralize or underwrite a credit facility, and/or to raise additional capital to accelerate our prepaid card and financial services programs.  At the present time, we have not entered into any preliminary negotiations, discussions, or definitive agreements regarding either an acquisition or a financing and there are no assurances that the Company will do so in the near future.  The Board of Directors believes that the increase in authorized shares, and accordingly the proposed amendment, is in the best interests of our Company and its stockholders.

The purpose of the increase in the authorized number of shares of Common Stock is to provide the Company’s management with the ability to issue shares for future acquisition, financing and compensatory and operational possibilities, and not to construct, enable or trigger any anti-takeover defense or mechanism on behalf of the Company.  While it is possible that management could use the additional shares to resist a third-party transaction providing an above-market premium that is favored by a single or group of independent stockholders, the Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.  Nevertheless, as a consequence of the increase in authorized Common Stock, it may make it more difficult for, prevent or deter a third party from acquiring control of the Company or changing its board of directors and management, as well as inhibit fluctuations in the market price of the Company’s shares that could result from actual or rumored takeover attempts. The Company currently has no such provisions in any of its governing documents.

The text of the amended Article III of the Articles of Incorporation is as follows:

(a)

Common Stock.  The aggregate number of shares of Common Stock which the Corporation shall have authority to issue is 600,000,000 at a par value of $.001 per share.  All stock, when issued shall be fully paid and non-assessable, shall be of the same class, and shall have the same rights and preferences.

Each share of Common Stock shall be entitled to one vote at a stockholders’ meeting, either in person or by proxy.  Cumulative voting in elections of Directors and all other matters brought before stockholder meetings, whether they be annual or special, shall not be permitted.

The holders of the capital stock of the Corporation shall not be personally liable for the payment of the Corporation’s debts, and private property of the holders of the capital stock of the Corporation shall not be subject to the payment of debts of the Corporation to any extent whatsoever.

Stockholders of the Corporation shall not have any preemptive rights to subscribe for additional issues of stock of the Corporation except as may be agreed upon from time to time by the Corporation and any stockholder.

(b)

Preferred Stock.  The aggregate number of shares of Preferred Stock which the Corporation shall have authority to issue is 10,000,000 shares, par value $.001, which may be issued in series, with such designations, preferences, stated values, rights, qualifications or limitations as determined solely by the Board of Directors of the Corporation.

Effectiveness of the Amendment

The amendment will become effective upon the filing of the certificate of amendment with the Secretary of State of the State of Nevada.  The Board intends to file the certificate of amendment 20 days following the mailing of this information statement to our shareholders.

No Appraisal Rights

Under Nevada law, our shareholders are not entitled to appraisal rights with respect to the amendment.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of an amendment of the articles of incorporation under Nevada General Corporation Law.  Management has obtained this approval through the written consent of shareholders owning a majority of the voting control of our Company.  Thus, a meeting to approve the amendment to our Articles of Incorporation is unnecessary, and management decided to forego the expense of holding a meeting to approve this matter.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

At June 9, 2011, we had 18,113,750 shares of our Common Stock outstanding.  Holders of the Common Stock are entitled to cast one vote for each share of Common Stock then registered in such holder’s name.

The following table sets forth certain information from reports filed by the named parties, or furnished by current management, concerning the ownership of our Common Stock as of June 9, 2011, of (i) each person who is known to us to be the beneficial owner of more than 5 percent of our Common Stock; (ii) all directors and executive officers; and (iii) our directors and executive officers as a group:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Steven L. White 664 South Alvey Drive Mapleton, UT 84664	15,100,000	83.4%

Executive Officers and Directors as a Group (1 Person)	15,100,000	83.4%

(1)  This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission.  Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Beneficial ownership also includes shares of stock subject to options and warrants currently exercisable or exercisable within 60 days of the date of this table.  As of the date of this table, there are no outstanding options or warrants.

(2)  Applicable percentages are based on 18,113,750 shares of our Common Stock outstanding on June 9, 2011.

Potential Future Changes of Control

We anticipate that a change of control will occur when a new business venture is acquired.  Our business plan is to seek and, if possible, acquire an operating entity through a reverse acquisition transaction with the operating entity.  By its nature, a reverse acquisition generally entails a change in management and principal shareholders of the surviving entity.   While management cannot predict the specific nature of the form of the reverse acquisition, it is anticipated that at the closing of the process, the current sole officer and director would resign in favor of persons designated by the operating company and that the shareholders of the operating entity would receive a controlling number of shares in our company, thus effecting a change in control of the company.

EXECUTIVE COMPENSATION

Executive Compensation

Steven L. White has served as our chief executive officer since August 2007. Neither Mr. White nor any other person received compensation from us during the years ended December 31, 2010 or 2009, which would be reportable pursuant to this item.

Equity Awards

Neither Mr. White nor any other person held any unexercised options, stock that had not vested, or equity incentive plan awards at December 31, 2010.

Director Compensation

No compensation was paid to or earned by any director during the year ended December 31, 2010.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the amendment to the Articles of Incorporation.

FORWARD LOOKING STATEMENTS

The statements contained in this information statement that are not historical facts are forward-looking statements that represent management’s beliefs and assumptions based on currently available information. Forward-looking statements include the information concerning our search for an operating company, possible or assumed future operations, business strategies, need for financing, competitive position, potential growth opportunities, ability to retain and recruit personnel, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believes,” “intends,” “may,” “will,” “should,” “anticipates,” “expects,” “could,” “plans,” or comparable terminology or by discussions of strategy or trends. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot give any assurances that these expectations will prove to be correct. Such statements by their nature involve risks and uncertainties that could significantly affect expected results, and actual future results could differ materially from those described in such forward-looking statements.

Among the factors that could cause actual future results to differ materially are the risks and uncertainties discussed in this information statement. While it is not possible to identify all factors, we continue to face many risks and uncertainties including, but not limited to, changes in regulation of shell or blank check companies; the general economic downturn; a further downturn in the securities markets; our ability to raise needed operating funds and continue as a going concern; and other risks and uncertainties. Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those expected. We disclaim any intention or obligation to update publicly or revise such statements whether as a result of new information, future events or otherwise.

There may also be other risks and uncertainties that we are unable to identify and/or predict at this time or that we do not now expect to have a material adverse impact on our business.

SOLICITATION COSTS

We will bear the costs of preparing, assembling and mailing this Definitive Information Statement in connection with this action.  Arrangements may be made with banks, brokerage houses and other institutions, nominees and fiduciaries, to forward the Definitive Information Statement to beneficial owners.  We will, upon request, reimburse those persons and entities for expenses incurred in forwarding the Definitive Information Statement to our stockholders.

PROPOSALS BY SECURITY HOLDERS

No stockholder has requested that we include any additional proposals in this Information Statement or otherwise requested that any proposals be submitted to the stockholders at an annual meeting.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one copy of this Information Statement is being delivered to shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon the written or oral request of a shareholder, we will deliver promptly a separate copy of the Information Statement to shareholders at a shared address to which a single copy was delivered. Shareholders desiring to receive a separate copy in the future may contact us by mail at 664 South Alvey Drive, Mapleton, UT 84664 or by telephone (801) 489-3346. Shareholders who share an address but are receiving multiple copies of the Information Statement may contact us by mail at the same address or by telephone at the same number to request that a single copy be delivered.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the Exchange Act and are required to file reports, proxy statements and other information with the SEC regarding our business, financial condition and other matters pursuant to and in accordance with the Exchange Act.  You may read and copy the reports, proxy statements and other information filed by us at the public reference facilities maintained by the SEC at 100 F Street, NE, Room 1580, Washington DC 20549.  Please call the SEC at 1-800-SEC-0330 for additional information about the public reference facilities.  The reports, proxy statements and other information filed with the SEC are also available to the public over the internet at http://www.sec.gov, the internet website of the SEC.  All inquiries regarding our Company should be addressed to our President, Steven L. White, at 664 South Alvey Drive, Mapleton, UT 84664.

BY ORDER OF THE BOARD OF DIRECTORS:

JOLLEY MARKETING, INC.

/s/ Steven L. White

Steven L. White, President